                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2001

                                 CYTOMEDIX, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-28443                   23-3011702
-------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                 Three Parkway North, Deerfield, Illinois 60015
-------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (847) 405-7800
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant

        The Registrant's Board of Directors and the Audit Committee of the Registrant's Board of Directors have authorized the officers of the Company to engage the independent certified public accounting firm of KPMG LLP to audit the financial statements of the Registrant for the year ended December 31, 2000. Accordingly, the engagement of L J Soldinger Associates as the Registrant's independent auditors was discontinued effective January 12, 2001, the date when written notification was presented. The appointment of KPMG LLP as the Company's independent auditors is effective January 12, 2001.

       The reports of L J Soldinger Associates on the Registrant's financial statements as of December 31, 1999 and 1998, for the fiscal year ended December 31, 1999 and for the period from December 11, 1998 (date of inception) through December 31, 1998, and for the period from December 11, 1998 (date of inception) through December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       In connection with the audits of the Registrant's financial statements for the year ended 1999 and for the period from December 11, 1998 (date of inception) through December 31, 1998, and for the period from December 11, 1998 (date of inception) through December 31, 1999 and the subsequent period prior to January 12, 2001, there were no disagreements between the Registrant and L J Soldinger Associates on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of L J Soldinger Associates, would have caused L J Soldinger Associates to make reference to the matter in their reports.

       There were no reportable events (as defined in Regulation S-K Item 304(a)(l)(v)) during the two fiscal years ended December 31, 1999 and 1998 and the subsequent period prior to January 12, 2001.

       The Registrant has not consulted with KPMG LLP during the last two years or subsequent period prior to January 12, 2001 on either the application of accounting principles or the type of opinion KPMG LLP might issue on the Registrant's financial statements.

       The Registrant requested L J Soldinger Associates to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not L J Soldinger Associates agrees with the above statements, which letter is filed with this report as Exhibit 16.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

                16.1 Letter of L J Soldinger Associates regarding change in certifying accountant


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 CYTOMEDIX, INC.

                                    /s/ James A. Cour
                                 ---------------------------------
                                 By:    James A. Cour
                                 President and Chief Executive Officer

Date:  January 19, 2001

                                 EXHIBIT INDEX


     16.1 Letter of L J Soldinger Associates regarding change in certifying auditor, dated January 17, 2001.